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                                                                   EXHIBIT 10.3

                            FIRST AMENDMENT AGREEMENT

      FIRST AMENDMENT AGREEMENT, dated as of July 21, 2003 (the "First Amendment"), to the Receivables Loan and Security Agreement, dated as of May 9, 2003, among Maxtor Funding LLC, as Borrower (the "Borrower"), Maxtor Corporation ("Maxtor"), as Servicer (the "Servicer"), Merrill Lynch Commercial Finance Corp., as Lender (the "Lender"), Merrill Lynch Commercial Finance Corp., as agent (the "Agent"), Radian Reinsurance Inc., as Facility Insurer (the "Facility Insurer") and U.S. Bank National Association ("U.S. Bank") (as the same has been and may be further amended, supplemented, modified and/or restated in accordance with its terms, the "RLSA"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the RLSA.

      WHEREAS, the parties hereto have agreed to amend the RLSA on the terms and subject to the conditions herein set forth;

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS TO THE RLSA

      (i) Section 7.01(w) of the RLSA is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

            "(w) the income or loss from operations plus depreciation and amortization of goodwill and intangible assets (determined in accordance with
GAAP) of the Servicer (if Maxtor or any Affiliate thereof) and its consolidated subsidiaries (including the Borrower) for any fiscal quarter of the Servicer multiplied by four (4) shall be less than 20% of the long-term debt (determined in accordance with GAAP) of the Servicer and its consolidated subsidiaries (including the Borrower) as of the last day of such fiscal quarter;"
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      SECTION 2. WAIVER

      The Agent, the Lender and the Facility Insurer hereby waive the Early Amortization Event resulting from the Servicer's failure to comply with the provisions of 7.01(w) of the RLSA (as in effect prior to giving effect to this First Amendment) with respect to the fiscal quarter of the Servicer ended June 28, 2003.

      SECTION 3. CONDITIONS TO EFFECTIVENESS

      This First Amendment shall be effective as of the date hereof upon the delivery to the Agent of counterparts hereof executed by each of the parties hereto.

      SECTION 4. MISCELLANEOUS

      (i) The Borrower and the Servicer each hereby certifies that the representations and warranties set forth in Article IV of the RLSA (and any other representations and warranties made by the Borrower or the Servicer in the
RLSA) are true and correct on the date hereof with the same force and effect as if made on the date hereof, except to the extent that such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, the Borrower and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Early Amortization Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event or Event of Default) shall have occurred and be continuing as of the date hereof (after giving effect to this First Amendment) nor shall any unwaived Early Amortization Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event or Event of Default) occur due to this First Amendment becoming effective, (b) the Borrower and the Servicer each has the corporate power and authority to execute and deliver this First Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this First Amendment, (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this First Amendment other than such that have been obtained and (d) this First Amendment constitutes the legal, valid and binding obligation of the Borrower and the Servicer, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of

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creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

      (ii) The RLSA, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

      (iii) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Facility Insurer, the Lender or the Agent under the RLSA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

      (iv) All references in the RLSA to "this Agreement" and "herein" and all references to the RLSA in the documents executed in connection with the RLSA shall mean the RLSA as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

      (v) This First Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

      (vi) The Borrower hereby agrees to pay all costs and expenses incurred by the Lender, the Agent and the Facility Insurer in connection with this First Amendment no later than July 25, 2003 including, without limitation, a $5,000 amendment fee of the Facility Insurer and the fees and expenses of Kaye Scholer LLP, counsel to the Lender and the Agent and Sidley Austin Brown & Wood, counsel to the Facility Insurer.

      (vii) GOVERNING LAW. THIS FIRST AMENDMENT SHALL, IN ACCORDANCE WITH
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                          [Signature pages to follow.]

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      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.


THE BORROWER:                        MAXTOR FUNDING LLC


                                     By:  __________________________

                                     Title:  Treasurer
                                             __________________________


THE SERVICER:                        MAXTOR CORPORATION


                                     By:  __________________________

                                     Title: Treasurer
                                             __________________________


THE AGENT:                           MERRILL LYNCH COMMERCIAL
                                     FINANCE CORP.


                                     By: ________________________

                                     Title:  Director
                                             ________________________


THE LENDER:                          MERRILL LYNCH COMMERCIAL
                                     FINANCE CORP


                                     By:  ___________________________

                                     Title:  Director
                                             ___________________________


THE FACILITY INSURER:                RADIAN REINSURANCE INC.


                                     By:  ___________________________

                                     Title: VP and Senior Director
                                            ___________________________


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THE BACKUP SERVICER,
THE TRUSTEE, THE COLLATERAL,
AGENT AND THE COLLECTION
ACCOUNT BANK:                             U.S. BANK NATIONAL
                                          ASSOCIATION


                                          By:  ___________________________

                                          Title: Vice-President
                                                 ___________________________